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                            SCHEDULE 14A INFORMATION

      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[X]     Soliciting Material Pursuant to Section 240.14a-12

                               CIDCO INCORPORATED

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)     Title of each class of securities to which transaction applies:


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        2)     Aggregate number of securities to which transaction applies:


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        3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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        4)     Proposed maximum aggregate value of transaction:


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        5)     Total fee paid:


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[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:


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        2)     Form, Schedule or Registration Statement No.:


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        3)     Filing Party:


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        4)     Date Filed:


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Certain Information (filed pursuant to Rule 14a-12)


STOCKHOLDER PROPOSALS

        CIDCO Incorporated has an advance notice provision under its bylaws for stockholder business to be presented at meetings of stockholders. Such provision states that in order for stockholder business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of CIDCO. A stockholder proposal to be timely must be received at CIDCO's principal executive offices not less than 120 calendar days in advance of the one year anniversary of the date CIDCO's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders; except that (i) if no annual meeting was held in the previous year, (ii) if the date of the annual meeting has been advanced by more than thirty calendar days from the date contemplated at the item of the previous year's proxy statement or (iii) in the event of a special meeting, then notice must be received not later than the close of business on the tenth day following the day on which public disclosure of the meeting date was made.

CIDCO has scheduled a special meeting of stockholders to be held on December 8, 2000, at 10:00 a.m. Pacific Standard Time at its corporate offices located at 220 Cochrane Circle, Morgan Hill, California.


                    WHERE YOU CAN FIND ADDITIONAL INFORMATION

Investors and security holders of CIDCO are advised to read the proxy statement regarding the business combination transaction referenced in the foregoing information, when it becomes available, because it will contain important information. CIDCO intends to mail a proxy statement about the transaction to its stockholders. Such proxy statement will be filed with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the company at the Securities and Exchange Commission's web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained from CIDCO by directing such requests to the address listed above. CIDCO and its officers and directors may be deemed to be participants in the solicitation of proxies from CIDCO's stockholders with respect to the transactions contemplated by the definitive agreement. Information regarding such officers and directors is included in CIDCO's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and in its proxy statement for its 2000 annual meeting, filed with the Securities and Exchange Commission. These documents are available free of charge at the Securities and Exchange Commission's Web site at http://www.sec.gov and from the CIDCO contact listed above.

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COMPANY CONTACT:                            MEDIA CONTACT:
RICHARD KENT                                DON KING
CHIEF FINANCIAL OFFICER                     BATES CHURCHILL INVESTOR
408.779.1162                                RELATIONS 703.267.7280